                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): August 15, 2005

               Long Beach Acceptance Auto Receivables Trust 2005-A

          Delaware                     333-122851-01            33-0660404
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(State of Other Jurisdiction of   (Commission file Number)   (I.R.S. Employer
        Incorporation)                                       Identification No.)

       One Mack Centre Drive
        Paramus, New Jersey                                        07652
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  (Address of Principal Executive                                 (Zip Code)
              Offices)

Registrant's telephone number, including area code (201) 262-5222

                                    No Change
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          (Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[  ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c))

Item: 8.01. Other Events

         Information relating to distributions to Noteholders for the July 2005
         Collection Period of the Registrant in respect of the Class A-1 Asset
         Back Notes, the Class A-2 Asset Backed Notes, the Class A-3 Asset
         Backed Notes and the Class A-4 Asset Backed Notes (collectively, the
         "Notes") issued by the Registrant. The performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Servicer's Certificate for the referenced Collection Period. Certificates are provided to
         Noteholders pursuant to the Sale and Servicing Agreement dated as of
         June 1, 2005 between Long Beach Acceptance Auto Receivables Trust
         2005-A, as Issuer, Long Beach Acceptance Receivables Corp. as
         Transferor, Long Beach Acceptance Corp., as Originator, Servicer and
         Custodian and Wells Fargo Bank, National Association, as Back-up
         Servicer and Trust Collateral Agent

Item 9.01. Financial Statements and Exhibits

     (b) Exhibits

     Exhibit No. 99.1    Servicer's Certificate for the July 2005 Collection
                         Period for the August 15, 2005 Distribution Date.

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

By:  Long Beach Acceptance Corp., as Servicer

/s/ Michael J. Pankey
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    Michael J. Pankey
    Executive Vice President and
    Chief Financial Officer

Dated: August 15, 2005